UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
 _______________________________
FORM 8-K
__________________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 18, 2019
_______________________________
NanoString Technologies, Inc.
(Exact name of registrant as specified in its charter)
  ________________________________

Delaware	001-35980	20-0094687
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

530 Fairview Avenue North
Seattle, Washington 98109
(Address of principal executive offices, including zip code)

(206) 378-6266
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

 _________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act).   ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On June 18, 2019, NanoString Technologies, Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, proxies representing 30,931,049 shares of the Company’s common stock, or approximately 88% of the total shares entitled to vote, were present and voted on the following proposals, which are described in more detail in the Company’s definitive proxy statement filed with the United States Securities and Exchange Commission (the “SEC”) on April 26, 2019:
Proposal One - Election of Class III Directors. The following nominee was elected as a Class III director to serve until the 2022 annual meeting of stockholders or until his successor is duly elected and qualified.

Nominee	For	Withheld	Broker Non-Votes
William D. Young	25,212,332	2,480,758	3,237,959
Proposal Two - Ratification of the Appointment of Independent Registered Public Accounting Firm. The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2019 was ratified.

For	Against	Abstain
30,856,905	60,788	13,356
Proposal Three - Advisory Vote on Compensation of Named Executive Officers. The advisory vote to approve the compensation paid to the Company’s named executive officers was approved.

For	Against	Abstain	Broker Non-Vote
27,192,381	481,382	19,327	3,237,959
Proposal Four - Advisory Vote on Frequency of Advisory Votes on the Compensation of Named Executive Officers. The results of the advisory vote on the frequency of advisory votes to approve the compensation paid to the Company’s named executive officers were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Vote
27,568,920	3,678	110,067	10,425	3,237,959
Based on the results of the vote, and consistent with the recommendation of the Company’s board of directors, the Company has determined to hold a non-binding advisory vote regarding the compensation of its named executive officers every year until the next required non-binding advisory vote on the frequency of holding future votes regarding the compensation of the Company’s named executive officers.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NanoString Technologies, Inc.

Date:	June 21, 2019	By:	/s/ R. Bradley Gray
R. Bradley Gray
President and Chief Executive Officer